Exhibit 99.2

Q2 2023 Conference Call August 2, 2023 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 15, 2023 (the “Annual Report ”) . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $550B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

Customer Pipeline 4 • 20 customers, 26 engagements • Working with 50% of the world’s top semiconductor makers* • 10 of the top 20 (IC Insights, McClean Report 2022) ^ End of year engagement count Atomera Incorporated v Customer Wafer Manufacturing Atomera MST ® Deposition Customer MST ® Deposition Phase 1 . Planning 2 . Setup 3 . Integration 4 . Installation 5 . Qualification 6 . Production

Variability reduction with MST ► High variability between transistors is a significant issue ▪ A big driver of variability is Random Dopant Fluctuation (RDF) ▪ Some transistors are designed larger to account for variability ▪ This increases costs and limits the minimum achievable voltage and power ► Advanced GAA transistor need solutions for RDF ► DRAM sense - amp variability is a major design constraint ▪ Sense - amp margin defines refresh interval and resulting power ▪ Improving variability allows smaller sense - amp and reduced power ► MST can minimize RDF and lower variability, critical in advanced nodes and memories Atomera Incorporated 5 V t difference in a matched transistor pair Active area of transistor 50%+

Financial Review Atomera Incorporated 6 Income Statement ($ in thousands, except per-share data) June 30, 2023 March 31, 2023 June 30, 2022 REVENUE -$ -$ Gross Profit - - OPERATING EXPENSES Research & Development 3,192 3,036 2,433 General and Administration 1,775 1,742 1,667 Selling and Marketing 393 389 347 TOTAL OPERATING EXPENSES 5,360 5,167 4,447 OPERATING LOSS (5,360) (5,167) (4,447) Other Income (Expense) 208 148 (34) NET LOSS (5,152)$ (5,019)$ (4,481)$ Net Loss Per Share (0.21)$ (0.21)$ (0.20)$ Weighted average shares outstanding 24,677 23,660 22,936 ADJUSTED EBITDA (NON-GAAP) (4,310)$ (4,220)$ (3,569)$ ADJUSTED EBITDA PER SHARE (0.17)$ (0.18)$ (0.16)$ Balance Sheet Information Cash, equivalents & ST investments 23,835$ 17,052$ 21,838$ Debt - - Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 7

Thank You Atomera Incorporated 8